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Supplement Dated December 21, 1999*
to the Statement of Additional Information Dated October 29, 1999 of American Express(r) Variable Portfolio Funds

AXP Variable Portfolio Funds SAI  S-6466-21 F (10/99)

The Following Revisions Apply to the Axpsm Variable Portfolio - Growth Fund in the "Agreements" Section Under the "Investment Management Services Agreement" heading.

The information regarding the index used to calculate the adjustment for investment performance applied to the investment management services fee for the Fund is deleted in its entirety and replaced with the Lipper Growth Fund Index. Also, the information regarding the maximum monthly increase or decrease where a fund's share performance and the index performance are not equal is deleted in its entirety and replaced with 0.12% of the Fund's average net assets on an annual basis.



S-6466-22 A (12/99)
*Valid until next update.